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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2000

                             Allied Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

         Georgia                         0-22276              58-0360550
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(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)

160 Clairemont Avenue, Suite 510, Decatur, Georgia                30030
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(Address of principal executive offices)                        (Zip Code)

                                  404/370-1100
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(Registrant's telephone number, including area code)

                                 Not applicable
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(Former name or former address, if changed since last report)

                The Total Number of Pages in this Document is 7.


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ITEM 5.  Other Events

     On March 1, 2000, Allied Holdings, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 in connection with the acquisition by its subsidiary, Axis Group, Inc. of CT Group, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

                           (c)      Exhibits.

                           99.1     Press release dated March 1, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLIED HOLDINGS, INC.



March 2, 2000                       /s/  Daniel H. Popky
                                    -------------------------------------------
                                    Daniel H.  Popky, Senior Vice President and
                                    Chief Financial Officer


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                               INDEX TO EXHIBITS

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Exhibit Number        Description                                      Page
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
99.1                  Press Release dated March 1, 2000                   6